Advanced Emissions Solutions, Inc. NASDAQ: ADES Investor Presentation January 2014 www.advancedemissionssolutions.com Exhibit 99.1

This presentation includes forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of
1934, which provides a "safe harbor" for such statements in certain circumstances. The forward-looking statements include statements or expectations regarding future contracts, projects, demonstrations and technologies; amount and timing of production of RC, revenues, earnings, cash flows and other financial measures; future operations; our ability to capitalize on and expand our business to meet opportunities in our target markets and profit from our proprietary technologies; scope, timing and impact of current and anticipated regulations and legislation; future supply and demand;
the ability of our technologies to assist our customers in complying with government regulations and related matters.
These statements are based on current expectations, estimates, projections, beliefs and assumptions of our management.
Such statements involve significant risks and uncertainties. Actual events or results could differ materially from those discussed in the forward-looking statements as a result of various factors, including but not limited to, changes in laws, regulations and IRS interpretations or guidance, government funding, accounting rules, prices, economic conditions and market demand; timing of laws, regulations and any legal challenges to or repeal of them; failure of the RC facilities to produce coal that qualifies for tax credits; termination of or amendments to the contracts for RC facilities; decreases in the production of RC; failure to lease or sell the remaining RC facilities on a timely basis; our inability to ramp up operations to effectively address expected growth in our target markets; inability to commercialize our technologies on favorable terms; impact of competition; availability, cost of and demand for alternative tax credit vehicles and other technologies; technical, start-up and operational difficulties; availability of raw materials and equipment; loss of key personnel; intellectual property infringement claims from third parties; seasonality and other factors discussed in greater detail in our filings with the Securities and Exchange Commission (SEC). You are cautioned not to place undue reliance on such statements and to consult our SEC filings for additional risks and uncertainties that may apply to our business and the ownership of our securities. Our forward-looking statements are presented as of the date made, and we disclaim any duty to update such statements unless required by law to do so. We refer to certain non-GAAP financial measures in this presentation. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures can be found within this presentation.
© 2012-2014 Advanced Emissions Solutions, Inc. -2-
AFE
S H
ARBOR

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

BCSI Keeping Industry Moving
ADA Advancing Cleaner Energy
CLEAN COAL SOLUTIONS LLC.

WHO WE ARE
ADA-ES, Inc.
100% owned ADES
BCSI, LLC
100% owned ADES
Clean Coal Solutions, LLC
42.5% owned ADA-ES, Inc.
Operating Companies
© 2012-2014 Advanced Emissions Solutions, Inc. -3-
A family of companies that has been providing emission control solutions to the power industry for more than 30 years
Portfolio of proprietary, low CAPEX technologies to meet pollution control mandates.
19 patents issued or allowed
Customers include most of the leading electric power companies
Strong and growing cash flows from Refined Coal business through 2021 (CCS)
Emission Control at early stage of compliance ramp. Near-term equipment market, longer-
term consumables supply market (ADA and BCSI)

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Emissions Control Equipment
(NO$_x$, SO$_2$, Particulate)

Refined Coal- $0 cost to utility
M-Prove™
Technology ~$100k
capex, $1-$4/ton reduced
compliance cost
ACI/DSI- $1-$3M in capex
Scrubber, SCR- $100M+
in capex
Large E&C
firms
Boiler
ACI System
DSI  System
Coal Pile
ACI System for
Mercury Control
© 2012-2014 Advanced Emissions Solutions, Inc.
PORTFOLIO OF EMISSIONS CONTROL SOLUTIONS

Near-term growth opportunities
Refined Coal
Creates $1B equipment
market
ADA leading provider of
equipment to meet MATS
Activated Carbon Injection
Systems
Dry Sorbent Injection
Systems
Equipment backlog buildup
$56.6M at 3Q13
$33.2M at 2Q13
$25.3M at 4Q12
MATS to create annual
market of $1-$2B for
consumables to control
mercury (e.g. AC,
chemical enhancements)
ADA offers proprietary
chemical technology
applied to coal prior to
combustion that reduces
AC requirements
Addressable market of
~600M tons of western
coal per year
Equipment
Consumables
Mercury Control (MATS)
Clean Coal Solutions (CCS)
42.5% ADA
42.5% NexGen
15% Goldman Sachs
28 RC facilities qualify for
Section 45 Tax Credits of
$6.59/ton (escalating)
through 2021
8 RC facilities generating
more than $85M in annual
payments to CCS (ADA
42.5%)
Remaining RC facilities
expected to be in full-time
operation by YE2014
Expect ~$300M in annual
CCS revenues at +90%
margin by 2015
MATS rule took effect in 2012, compliance by 2015-2016
-5- © 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL

CLEAN COAL SOLUTIONS LLC

NEXGEN
42.5%
ADES
42.5%
GOLDMAN
SACHS
15%
Clean Coal Solutions Ownership Structure
1. RC facilities owned by CCS; ADES owns 42.5% of CCS through ADA-ES, Inc.
2. Results in ~$120 million in annual revenue to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
3. Results in ~$40 million in annual tax benefits to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
© 2012-2014 Advanced Emissions Solutions, Inc.
Section 45 of the Internal Revenue Code offers $6.59/ton in tax credits for the production of pollution mitigating RC through 2021
Qualifying RC facilities must reduce mercury by 40+% and NO
x
by 20+% and have
been “placed in service” on or prior to December 31, 2011
ADES affiliates
1
own 28 qualifying RC facilities expected to be located at plants that burn
100+ million tons of coal annually
Expect ~$300 million in annual revenue to CCS at ~95% margin beginning 2015
2
Expect ~$100 million in annual tax benefits to CCS beginning 2015
3

3
rd
party
investor
3
rd
party investor leases RC facility
and receives ~$8.00/ton in tax
credits (assuming a 35% tax rate)
Pays ~$2.00/ton for
operating expenses
CCS receives $3.00 to
$4.00/ton in rental income
Utility gets
emission
reductions
Pays ~$1.00
/ton to utility
CCS Leasing Model
ADES owns 42.5% of
CCS (~$1.40/ton)
© 2012-2014 Advanced Emissions Solutions, Inc.
REFINED COAL: BENEFITS FOR ALL PARTIES

100+
MT/yr
O
~25
MT/yr
8 RC
facilities
leased
~8
MT/yr
Dec 2013 Jan 2014 3/31/14 12/31/14
4 RC
facilities
CCS-
operated
Additional
RC facility
using M-45-
PC in full-time
operation
All 28 RC facilities are expected to be in full-time operation by year end 2014
Expect approximately 15% of capacity to be CCS-operated to generate tax benefits sufficient to offset expected tax liability
Full-Time Operations Road Map
2015 2021
Additional 4
RC facilities
in full-time
operation
Additional 11
RC facilities in
full-time
operation
28 RC
facilities in
full-time
operation
© 2012-2014 Advanced Emissions Solutions, Inc. -8-
UTLOOK FOR
28 RC F
ACILITIES

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

REFINED COAL: *FINANCIAL IMPACT OF GAAP REPORTING*

© 2012-2014 Advanced Emissions Solutions, Inc.
CCS incurs no operating
costs for the RC facility
CCS receives ~$3-$4/ton in
rental income from RC
investor
CCS spends ~$3/ton to
operate RC facility
CCS generates ~$7.50/ton in
tax credits for its members
CCS incurs no operating
costs for the RC facility
CCS generates no value
RC facility
leased/sold
to RC
investor
RC facility
operated by
CCS
RC facility
not in full-
time
operation
* ADA’s 42.5% share of tax credits included in net deferred tax assets. NDTA are offset by a valuation allowance as discussed in the footnotes to the financial statements
Typical RC facility
producing 4MT/Y
Quarterly
($M)
Annually
($M)
Cash Spent $ -- $ --
Cash Received $ -- $ --
Tax Benefits Generated $ -- $ --
Status
Financial Impact
Typical RC facility
producing 4MT/Y
Quarterly
($M)
Annually
($M)
Cash Spent $3.0 $12.0
Cash Received $ -- $ --
Tax Benefits Generated* ~$7.50 ~$30.0
Typical RC facility
producing 4MT/Y
Quarterly
($M)
Annually
($M)
Cash Spent $ -- $ --
Cash Received $3.5 $14.0
Tax Benefits Generated $ -- $ --

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Emissions Control Solutions

ACI Systems
DSI Systems
M-Prove™
Technology
Powdered Activated Carbon
reduces mercury emissions in
the flue gas
Dry alkaline sorbents
injected in flue gas for
SO
2
and acid gas
control
M-Prove™
technology
applied  to coal to
control mercury
emissions
Equipment
Consumables
© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

$60
$50
$40
$30
$20
$10
$0
EC Revenue
Backlog
4Q11
1Q12
2Q12
3Q12
4Q12
1Q13
2Q13
3Q13

E
April 2015/2016 MATS compliance requirement driving rapid backlog growth
$4 million at Q3 ‘12, $33 million at Q2 ‘13, $57 million at Q3 ‘13
ADES is prepared for the equipment market
Supply agreements already in place, engineering capabilities expanded
EC Revenue and Backlog ($million)
© 2012-2014 Advanced Emissions Solutions, Inc. -11-
MISSION
CONTROL

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

EMISSION CONTROL—CONSUMABLES

Figure 104. Coal production by region, 1970-2040 (quadrillion Btu)

History
2011
Projections
30
20
10
0
Total
Appalachia
West
Interior
1970
1980
1990
2000
2010
2020
2030
2040
eia

M-Prove™
technology for mercury emissions control is in the initial stages of being marketed for applications for western coals
$1.00 to $4.00/ton in benefits to customer
M-Prove™
technology being demonstrated at the RC facilities
Expect the MATS to drive a $1 to $2 billion annual market for consumables by 2016
U.S. burns up to 600 million tons of western coal per year
In addition, ADES offers a flue gas conditioning technology that aids in both SO
3
and
mercury control
Source: Department of Energy, Energy Information Administration and Electric Power Research Institute.
-12- © 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

CO_2 CAPTURE

Developing proprietary solid sorbent capture
technology to capture CO
2
from flue gas in
conventional coal-fired boilers
DOE and industry funding:
Phase I — $3.8 million, R&D at 1 KWe scale,
completed in 2011
Phase II — $22.6 million contract to validate
technology at 1 MWe scale
Pilot Design: 2012, Construction: 2013, Testing:
Fall 2014
Located at Southern Company’s Plant Miller
Advantages over competing technologies:
For customer: lower cost and less parasitic
energy
Pilot plant being assembled
at Plant Miller
© 2012-2014 Advanced Emissions Solutions, Inc. -13-

RC opportunities expected to provide substantial
growth in revenues, profits and cash flows in 2013,
and consistent revenue streams through 2021
MATS compliance requirements are driving
significant near-term market for equipment
M-Prove TM technology and royalty opportunity
expected to produce additional growth beyond MATS
equipment market
Developing solid sorbent capture technology to
capture CO2 from flue gas in conventional coal-fired
boilers
KEY TAKEAWAYS
© 2012-2014 Advanced Emissions Solutions, Inc. -14-

ADES is a Leader in the Pollution Control Industry
More than 30 years of providing solutions to the power industry, 19 patents issued
Focus on low capex solutions with recurring demand for chemicals
Customers include most of the leading utilities
Strong Momentum
12 RC facilities in full time operations, increasing to 17 by end of Q1 ‘14 and 28 by year end 2014
$57M equipment backlog up from $33M prior quarter and $4M year ago
I
High Margin Businesses
~95% RC gross margins
3
~45% gross margins expected in the consumables market
Recurring Revenue Streams & Visibility to Meaningful Cash Flows
RC business expected to produce ~95% margin revenues through 2021
3
Annual revenue run rate of $85+M to Clean Coal Solutions (“CCS”), expected to grow to ~$300M+ by 2015
2
Mercury control consumables (M-Prove
TM
technology) to compete in $1B to $2B annual addressable market
Large Market Opportunity
Mercury Air Toxic Standards affect ~1,200 coal-fired units
DOE expects coal to provide ~40% of America’s electricity in 2035
ADES affiliates
1
own 28 Refined Coal (“RC”) facilities eligible for Section 45 tax credits
$1B equipment market and $1B to $2B annual consumables market
1. RC facilities owned by CCS; ADES owns 42.5% of CCS through ADA-ES, Inc.
2. Results in $35+ million annual revenue expected to grow to ~$120+ million annual revenue to ADES through ADA-ES, Inc.’s 42.5% ownership in CCS.
3. Currently non-GAAP, see notes on slide 29 and reconciliation on  slide 30
4. NDTA are offset by a valuation allowance as discussed in the footnotes to the financial statements
Strong Financial Position
Visibility toward significant near-term annual cash flow from RC business segment
~$50M deferred tax asset
4
-15- © 2012-2014 Advanced Emissions Solutions, Inc.
NVESTMENT UMMARY
S

APPENDIX © 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Advanced Emissions Solutions, Inc.

NASDAQ: ADES

BCSI Keeping Industry Moving

ADA Advancing Cleaner Energy

CLEAN COAL SOLUTIONS LLC

ADA-ES, Inc. 100% owned ADES BCSI, LLC 100% owned ADES Clean Coal Solutions, LLC 42.5% owned ADA-ES, Inc. Operating Companies C -17- © 2012-2014 Advanced Emissions Solutions, Inc. ORPORATE S TRUCTURE

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Coal Consumption for Electricity (000 tons)
Coal as a % of Electricity Generation
60%
50%
40%
30%
20%
10%
0%
1,200,000
1,000,000
800,000
600,000
400,000
200,000
-
1973
1975
1977
1979
1981
1983
1985
1987
1989
1991
1993
1995
1997
1999
2001
2003
2005
2007
2009
2011

COAL AND US ELECTRICITY GENERATION
Source: EIA
2012: lowest power demand since 1987, natural gas prices reach a low of $1.91/MM/btu- 2012 average of $2.77/MMbtu
-18- © 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

COAL OUTLOOK

ArchCoal

Powering the Working World.

Arch expects 55 GW of coal-based generating capacity to retire by 2018, but the impact on coal consumption is not that large

Coal Consumption for Power Generation
(based on 2012 data)

~ 65 million tons
~10 million tons*
750 million tons
Coal Consumed at Surviving Plants
Coal Consumed at Plants Expected to Retire
Coal Supplied by Arch to Plants Expected to Retire

Percentage of Each Basin's Total Supply that was Delivered to At-Risk Plants in 2012

15%
14%
11%
9%
8%
Western Bit.
Appalachia (Thermal)
Imports
PRB
Illinois Basin/ Other

PRB and ILB basins are least impacted by coal plant closures

Sources: Wood Mackenzie, SNL and ACI

*Excluding Canyon Fuel

Slide 25

-19- © 2012-2014 Advanced Emissions Solutions, Inc.

MERCURY CONTROL- 15 YEARS IN THE MAKING
EPA
determines it
necessary to
regulate
mercury
2000 2009 2005 2008
EPA issues
Clean Air
Mercury Rule
D.C. Circuit Court
vacates the Clean Air
Mercury Rule
EPA proposes
new rule to
replace the
vacated CAMR
EPA issues draft
of Mercury Air
Toxic Standards
(MATS)
EPA issues final
Mercury Air
Toxic Standards
(MATS)
Compliance
deadline for
MATS. Plants can
apply for an
extension
2011 2012 2015/16
Technology
commercially
proven
-20- © 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

ACI MARKET SHARE > 40%

ADES
Clyde Bergemann-EEC
Norit
ADES
Norit
CB-EEC
Siemens
Albermarle
B&W
Alstom
BPI
Dustex
Shick
Amerex

Boilers Treated by ACI Systems Source: Institute of Clean Air Companies, May 2013. © 2012-2014 Advanced Emissions Solutions, Inc. -21-

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Feeder Room
Fill Pipe
Blower Room
Electrical Room

ADA STANDARD ACI SYSTEM -22- © 2012-2014 Advanced Emissions Solutions, Inc. Bin Vent Filter Man-door with PRV Level Transmitters PAC Storage Module Process Equipment Module

The American Jobs Creation Act of 2004, Section 45 of the IRC:
contains provisions to incentivize the production of pollution mitigating Refined Coal (RC) via annually escalating tax credits per ton of coal burned. RC reduces mercury by 40%+ and NOx emissions by 20%+ when that coal is burned.
Clean Coal Solutions (“CCS”) JV offers three technologies that produce Section 45 Refined Coal
The CyClean
TM
, M-45
TM
and M-45-PC
TM
technologies provide on-site, proprietary pre-treatment to Powder River Basin (PRB)
and Lignite coals for use in cyclone boilers, circulating fluid bed boilers and pulverized coal boilers
.
Key Dates
June
2010:
Clean Coal Solutions commences operations at first two RC facilities
December
2010:
Congress extends “placed-in-service” deadline for new RC facilities to 12/31/11
January - December
2011:
CCS fabricates, installs and “places-in-service” 26 additional RC units able to qualify for Section 45 tax credits
June
2011:
an affiliate of Goldman Sachs purchases a 15% stake in CCS for $60M
2012 - 2014: CCS focused on capturing the value of Section 45 tax credits
REFINED COAL: INTRODUCTION & OVERVIEW
© 2012-2014 Advanced Emissions Solutions, Inc. -23-

REFINED COAL PHOTOGRAPHS -24- © 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Refined Coal: CCS-Operated Facilities

CLEAN COAL SOLUTIONS LLC

Pays ~$2.00/ton for
operating expenses
CCS receives $7.50/ton
in tax benefits
Utility gets
emission
reductions
May pay up
to ~$1.00/ton
to utility
CCS-Operated Model
ADES receives
42.5% of tax benefits,
or ~$3.20/ton
ADES
1
ADES shares 42.5%
of expenses, or
~$1.30/ton
1. 42.5% ownership in CCS through ADA-ES, Inc.
© 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

BALANCE SHEET HIGHLIGHTS

($US In thousands)	9/30/13	12/31/12
Cash & Cash Equivalents	$14,707	$9,737
Total Debt	$2,447	$5,864
Shares Outstanding *(000's)*	10,116	10,028

-26- © 2012-2014 Advanced Emissions Solutions, Inc.

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

FINANCIAL RESULTS

-27- © 2012-2014 Advanced Emissions Solutions, Inc.
($US in thousands)
Three Months Ended Nine Months Ended
30-Sep-13 30-Sep-13
Revenues
74,593 $                        201,837 $
Revenues Excluding Coal Sales 39,025 89,539
Cost of Revenues 55,460 162,722
Gross Profit Before Depreciation & Amortization
19,133 $                       39,115 $
Gross Margin 26% 19%
General & Administrative 8,955 $                         24,377 $
Research & Development 976 1,900
Depreciation & Amortization
1,433 4,202
Operating Income (Loss) 7,769 $                         8,636 $
Income from Unconsolidated Entities 547 $                            1,144 $
Other Income Including Interest
169 404
Interest Expense (194) (825)
Other Expense (438) (1,846)
Total Other Income (Expense) 84 $                              (1,123) $
Income (Loss) Before Income Tax Benefit and Non-
Controlling Interest 7,853 $                         7,513 $
Income Taxes - -
Net Income (Loss) Before Non-Controlling Interest
7,853 $                         7,513 $
Non-Controlling Interest (6,262) (11,269)
Net Income (Loss) Attributable to ADA
1,591 $                         (3,756) $

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Emission Control Results

EC gross margins of 18%, 19% and 22% for the three months ended September 30 th
, the
three months ended June 30
th
and the LTM period respectively
MATS rule finalized in March 2012 — compliance by April 2015/2016
Q3 ‘13 revenue up 300% year-over-year, driven by MATS demand for ACI and DSI systems
Q3 ‘13 backlog stands at $57 million up from $33 million in Q2 ‘13 and $4 million in Q3
‘12
Currently working on bids or discussing potential projects for ACI and DSI systems in excess of $120 million
Emission Control Segment Results
($US in thousands)
Three Months Ended Three Months Ended
30-Sep-13 30-Jun-13 LTM
Systems and Equipment 12,094 $                      9,915 $                       32,656 $
Consulting and Development 2,150                          2,020                          6,240
Chemicals 254                             79                               779
Total EC Revenues 14,498 $                    12,014 $                    39,675 $
Cost of Revenues 11,836 $                      9,711 $                       31,097 $
EC Gross Profit 2,662 $                       2,303 $                       8,578 $
EC Segment Backlog 56,600 $                    33,200 $                    56,600 $
-28- © 2012-2014 Advanced Emissions Solutions, Inc.

R
Refined Coal Segment Results
Note: Adjusted gross profit and adjusted gross margin are non-GAAP financial measures which are used to provide investors with greater transparency with respect to the effect on gross margin from
Clean Coal’s operation of certain RC facilities for its own account.  We believe these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and the effect on gross profit and gross margin of the operation of these RC facilities by Clean Coal for its own account.
1. Adjusted to exclude coal costs of $35.6 million and CCS-operated coal operating costs of $3.1 million for the three months ended September 30, 2013, coal costs of $31.8 million and CCS-operated coal operating costs of $4.4 million for the three months ended June 30, 2013 and coal costs of $163.7 million and CCS-operated coal operating costs of $19.1 million in the LTM period.
2. Represents ADES’ share of Adjusted RC Gross Profit from ADA-ES, Inc.’s 42.5% ownership in CCS.
3. Represents ADES’ share of Tax Credits from ADA-ES, Inc.’s 42.5% ownership in CCS.
Adjusted RC gross margins to ADES of 95%, 99% and 95% for the three months ended September 30
th
, the three months ended June 30
th
and the LTM period
respectively
($US in thousands)
Three Months Ended Three Months Ended
30-Sep-13 30-Jun-13 LTM
Rental and Other Income 20,270 $                     12,419 $                     55,664 $
Coal Sales 35,568 31,769 163,663
Total RC Revenues 55,838 $                   44,188 $                   219,327 $
Cost of Revenues 39,626 $                     36,167 $                     185,246 $
RC Gross Profit 16,212 $                   8,021 $                      34,081 $
Adjusted RC Gross Profit
1
19,338 $                     12,393 $                     53,141 $
Adjusted RC Gross Profit to
ADES
2
8,219 $                      5,267 $                      22,585 $
Tax Credits to ADES 2,882 $                      3,261 $                      17,167 $
3
© 2012-2014 Advanced Emissions Solutions, Inc. -29-
EFINED
C
OAL
R
ESULTS

Advanced Emissions Solutions, Inc.
NASDAQ: ADES

Non-GAAP Financial Measures

$(000) September 30, 2013 September 30, 2012 June 30, 2013
Coal sales and cost of raw coal 35,568 $                         59,021 $                      31,769 $
Operating costs of retained tonnage 3,126 $                           8,349 $                         4,372 $
Adjusted gross profit and adjusted gross margin percentage excludes coal sales and raw coal purchases and retained tonnage operating expenses. Adjusted gross profit and adjusted gross profit percentage are non-GAAP financial measures which are used to provide investors with greater transparency with respect to the effect on gross margin from Clean Coal’s operation of certain RC facilities for its own account.  We believe these non-GAAP financial measures provide meaningful supplemental information for investors regarding the performance of our business and the effect on gross margin and gross margin percentage of the operation of these RC facilities by Clean Coal for its own account.
For the Three Months Ended
-30- © 2012-2014 Advanced Emissions Solutions, Inc.

C
Graham Mattison
Vice President, Investor Relations
(646)-319-1417
graham.mattison@adaes.com
Michael D. Durham, Ph.D., MBA
President & CEO
Mark H. McKinnies
SVP & CFO
-31- © 2012-2014 Advanced Emissions Solutions, Inc.
ONTACTS